EXHIBIT 10.2

THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), is entered into effective as of December 8, 2010, among BNP PARIBAS, a bank organized under the laws of France, in its capacity as Collateral Agent (together with its successors and assigns in such capacity, the “Agent”) and each bank and other financial institution which is now or hereafter becomes a party to this Agreement in its capacity as a Bank and, as applicable, a Swap Bank (collectively, the “Swap Banks”) and/or a Physical Trade Bank (collectively, the “Physical Trade Banks”);

WHEREAS, the Agent, the Banks, the Swap Banks and the Physical Trade Banks entered into that certain Second Amended and Restated Intercreditor Agreement, dated as of December 10, 2009 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Existing Intercreditor Agreement”);

WHEREAS, pursuant to that certain Fifth Amended and Restated Credit Agreement (as amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, among Atmos Energy Marketing, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), BNP Paribas (“BNP Paribas”), as Administrative Agent, Collateral Agent, an Issuing Bank, and a Bank, and the other financial institutions parties thereto, the Banks (as defined in the Credit Agreement) have agreed that, upon the conditions and in accordance with the provisions thereof, the Banks will extend to the Borrower a committed credit facility in an amount outstanding at any one time not to exceed $200,000,000, subject to the accordion provisions in the Credit Agreement;

WHEREAS, the Swap Banks may be parties to Swap Contracts with the Borrower;

WHEREAS, the Physical Trade Banks may be parties to Physical Trade Contracts with the Borrower; and

WHEREAS, the Agent, the Banks, the Swap Banks and the Physical Trade Banks desire to enter into this Agreement to provide for the rights of the Agent, the Banks, the Swap Banks and the Physical Trade Banks with respect to Collateral and other matters; and

WHEREAS, it is a condition precedent to the continuation and availability of such extensions of credit that the Existing Intercreditor Agreement be amended and restated as provided herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Agent, the Banks, Swap Banks and Physical Trade Banks hereby agrees that the Existing Intercreditor Agreement is amended and restated to read in its entirety as follows:

ARTICLE I

DEFINITIONS

1.01 Certain Defined Terms.

(a) Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

(b) The following terms have the following meanings:

“Adjusted Pro Rata Share” means, as to any Bank, SPT Bank or, in the case of an SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, in each case, as of the opening of business on the date of the occurrence of the applicable event giving rise to the allocation of funds pursuant to Section 2.01 hereof, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) the sum of such Bank’s, SPT Bank’s or Cross-Affiliate Pair’s (as the case may be): (i) Effective Amount, plus (ii) Permitted SPT Bank Close-Out Amounts, divided by (b) the sum of (x) the Effective Amounts of all the Banks, plus (y) the Permitted SPT Bank Close-Out Amounts of all Banks, SPT Banks, and Cross-Affiliate Pairs. For the avoidance of doubt, “Adjusted Pro Rata Share” shall be calculated for an SPT Bank or a Cross-Affiliate Pair on a stand alone basis only to the extent that such SPT Bank or both SPT Banks comprising such Cross-Affiliate Pair are not also Banks.

“Excess SPT Bank Close-Out Amounts” means, with respect to any SPT Bank, or in the case of an SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, as of any date of determination, the positive difference (if any) of: (a) the SPT Bank Close-Out Amount of such SPT Bank (or Cross-Affiliate Pair, as the case may be) minus (b) the Permitted SPT Bank Close-Out Amount for such SPT Bank (or Cross-Affiliate Pair, as the case may be).

“Final Date” shall have the meaning set forth in Section 2.01(f) hereof.

“ISDA Master Agreement” means the standard form of ISDA Master Agreement as in effect on the date hereof and as amended, modified, supplemented or replaced from time to time.

“Payment” means, as to any Bank, Swap Bank or Physical Trade Bank at any time, any amount received from the Borrower or the Guarantor with respect to the Obligations (whether voluntary, involuntary, through exercise of any right of set-off, through liquidation or collection of any Collateral or otherwise). The term “Payment” shall not include any payment to a Swap Bank or Physical Trade Bank from the proceeds of a Loan made by the Banks or the Administrative Agent pursuant to Sections 2.01(b) or (c), for the purpose of paying Obligations under clauses (b) and (c) of such term or providing cash collateral in connection with an increase in a Swap Bank Close-Out Amount or Physical Trade Bank Close-Out Amount or any payment to a Swap Bank or Physical Trade Bank from the proceeds of collateral held solely by such Swap Bank or Physical Trade Bank or drawings under letters of credit naming such Swap Bank or Physical Trade Bank as beneficiary or any payment due from a Swap Bank pursuant to a swap settlement that is held by such Swap Bank as cash collateral to cover obligations owing under a Swap Contract to the Swap Bank from the Borrower or any payment due from a Physical Trade Bank pursuant to a physical trade settlement that is held by such Physical Trade Bank as cash collateral to cover obligations owing under a Physical Trade Contract to the Physical Trade Bank from the Borrower; provided that, the Swap Bank Close-Out Amount or Physical Trade Bank Close-Out Amount had netted the Swap Contract or Physical Trade Contract under which such payments held as cash collateral were made; provided further that, in the case of such collateral, such Swap Bank or Physical Trade Bank holds a perfected Lien in such collateral and such collateral is not subject to the Agent’s prior or equal perfected Lien under any Loan Document.

“Permitted SPT Bank Close-Out Amounts” means, with respect to any SPT Bank, or in the case of an SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, as of any date of determination, an amount equal to the lesser of (a) the sum (which shall not be less than zero) of (i) the Swap Bank Close-Out Amounts, plus (ii) the Physical Trade Bank Close-Out Amounts, and (b) the Maximum SPT Bank Close-Out Amount set opposite such SPT Bank in the table below; provided, however, that with respect to any SPT Bank, the Swap Bank Close-Out Amount and the Physical Trade Bank Close-Out Amount of such SPT Bank (or such Cross-Affiliate Pair, as the case may be) that may be included in the calculation of the amount determined under clause (a) above shall be limited to the applicable amount set forth opposite such SPT Bank under the heading “Maximum Swap Bank Close-Out Amount” and “Maximum Physical Trade Bank Close-Out Amount;” provided further that with respect to any SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, the “Permitted SPT Bank Close-Out Amount” shall be determined on a consolidated basis as though the two SPT Banks comprising such Cross-Affiliate Pair are one SPT Bank, as follows, the calculation of the amount to be determined under clause (a) above shall be the sum (which shall not be less than zero) of the aggregate Swap Bank Close-Out Amounts and the aggregate Physical Trade Bank Close-Out Amounts for both SPT Banks comprising such Cross-Affiliate Pair (as may be limited, in the case of each SPT Bank, by the “Maximum Swap Bank Close-Out Amount” and “Maximum Physical Trade Bank Close-Out Amount,” as applicable, as set forth in the initial proviso above):

SPT Bank (and its SPT Bank Affiliates, in the aggregate)	Maximum Swap Bank Close-Out Amount	Maximum Physical Trade Bank Close-Out Amount	Maximum SPT Bank Close-Out Amount
BNP Paribas	50,000,000	50,000,000	50,000,000
Société Générale	50,000,000	50,000,000	50,000,000
Royal Bank of Scotland	25,000,000	25,000,000	25,000,000
Natixis	25,000,000	N/A	25,000,000
Brown Brothers Harriman & Co.	N/A	N/A	N/A
Rabobank	25,000,000	N/A	25,000,000
Credit Agricole	25,000,000	N/A	25,000,000
Llyods	N/A	N/A	N/A
DZ Bank	N/A	N/A	N/A
Trustmark	N/A	N/A	N/A

“Physical Trade Bank Close-Out Amount” means, with respect to any Physical Trade Bank as of any date of calculation thereof, the net amount that would be due from the Borrower, if any, pursuant to Section 6(e) of the applicable ISDA Master Agreement, long-form confirmations, or any equivalent thereof, if such date were designated an “early termination date” or its equivalent or a “termination event” or its equivalent with respect to all Physical Trade Contracts with such Physical Trade Bank under the applicable ISDA Master Agreement, long-form confirmation, or any equivalent thereof (or other applicable Physical Trade Contract documents), net of (a) the face amount of letters of credit naming such Physical Trade Bank as beneficiary supporting payment obligations under Physical Trade Contracts with such Physical Trade Bank and (b) the value of collateral subject to the first priority perfected Lien of the Physical Trade Bank and which is not collateral in which the Agent has a prior or equal perfected Lien under the Security Agreements or any other Loan Document, which, for the avoidance of doubt, shall include the value of all collateral pledged in favor of such Physical Trade Bank pursuant to a Cross-Affiliate Netting Lien (if any). Section 2.01(j) hereof contains certain provisions relating to the calculation of a Physical Trade Bank Close-Out Amount in respect of a Physical Trade Contract.

“Physical Trade Obligations” means obligations referred to in clause (c) of the definition of Obligations in the Credit Agreement.

“SPT Bank Close-Out Amount” means, with respect to any SPT Bank, the sum (which shall not be less than zero) of its Swap Bank Close-Out Amount and its Physical Trade Bank Close-Out Amount.

“Swap Bank Close-Out Amount” means, with respect to any Swap Bank, as of any date of calculation thereof, the net amount that would be due from the Borrower, if any, pursuant to Section 6(e) of the applicable ISDA Master Agreement, long-form confirmations, or any equivalent thereof, if such date were designated an “early termination date” or its equivalent or a “termination event” or its equivalent with respect to all Swap Contracts with such Swap Bank under the applicable ISDA Master Agreement, long-form confirmation, or any equivalent thereof (or other applicable Swap Contract documents), net of (a) the face amount of letters of credit naming such Swap Bank as beneficiary supporting payment obligations under Swap Contracts with such Swap Bank, and (b) the value of collateral subject to the first priority perfected Lien of the Swap Bank and which is not collateral in which the Agent has a prior or equal perfected Lien under the Security Agreements or any other Loan Document, which, for the avoidance of doubt, shall include the value of all collateral pledged in favor of such Swap Bank pursuant to a Cross-Affiliate Netting Lien (if any). Section 2.01(i) hereof contains certain provisions relating to the calculation of a Swap Bank Close-Out Amount in respect of a Swap Contract.

“Swap Obligations” means obligations referred to in clause (b) of the definition of Obligations in the Credit Agreement.

1.02 Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(d) The term “including” is not limiting and means “including without limitation.”

(e) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”

(f) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(g) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(h) This Agreement is the result of negotiations among and has been reviewed by counsel to each of the parties, and is the product of all parties. Accordingly, it shall not be construed against any party merely because of such party’s involvement in its preparation.

ARTICLE II

SHARING

2.01 Application of Funds.

(a) Except as expressly provided in this Agreement, with respect to the amounts described below received by the Administrative Agent (A) after the occurrence and during the continuance of an Event of Default (or after the Obligations have automatically become immediately due and payable as set forth in the proviso of Section 9.02(b) of the Credit Agreement) or (B) pursuant to the exercise of any remedies by the Agents for the benefit of the Secured Parties permitted under any Loan Document, the Administrative Agent will, in the case of each clause (A) and (B), promptly distribute such amounts in accordance with the provisions of Sections 2.01(b) through (k) of this Agreement rather than Section 2.11(a)(i) of the Credit Agreement.

(b) (i) With respect to (x) the proceeds of all Collateral included in the then most recent Borrowing Base Collateral Position Report and each subsequent Borrowing Base Collateral Position Report (and all other Collateral not included in any such report) and (y) any other Payments received by the Agent, any Bank or any SPT Bank, such amounts shall be applied to the payment of, and/or cash collateral for, the following Obligations in the following order: (1) first, to any (A) Effective Amounts and other Obligations arising from the Borrowing Base Line and (B) Permitted SPT Bank Close-Out Amounts and (2) second, to all Obligations with respect to (A) the Excess SPT Bank Close-Out Amounts, and (B) Swap Obligations and Physical Trade Obligations excluded from the calculation of Swap Bank Close-Out Amounts under Section 2.01(i) and Physical Trade Bank Close-Out Amounts under Section 2.01(j), respectively, in each case under clause first above ratably in accordance with each Bank’s, Swap Bank’s and Physical Trade Bank’s Adjusted Pro Rata Share, as applicable, and in each case under clause second above ratably in accordance with the amount of such Obligations; provided that, if any such report is not correct and complete in any material respect (as determined by the Agent is its sole, good faith discretion), the Agent shall use reasonable efforts to correct any error or deficiency prior to making such application. Such proceeds and Payments applied to the Effective Amount and other Obligations arising from the Borrowing Base Line, Swap Obligations and Physical Trade Obligations shall be applied in accordance with Sections 2.01(b)(ii) through (k).

(ii) If any Bank, Swap Bank or Physical Trade Bank shall obtain on account of any Obligations owed to it any Payment in excess of its Adjusted Pro Rata Share, such Bank, Swap Bank or Physical Trade Bank shall immediately (A) notify the Agent of such fact, and (B) purchase from the other Banks, Swap Banks and Physical Trade Banks such participations in the Loans made by them under the Borrowing Base Line and other Obligations owed to them as shall be necessary to cause such purchasing Bank, Swap Bank or Physical Trade Bank to share the excess payment pro rata, in accordance with the Adjusted Pro Rata Share, with each of them; provided, however, if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, Swap Bank or Physical Trade Bank, such purchase shall to that extent be rescinded and each other Bank, Swap Bank and Physical Trade Bank shall repay to the purchasing Bank, Swap Bank or Physical Trade Bank the purchase price paid to it therefor, together with an amount equal to such paying Bank’s, Swap Bank’s or Physical Trade Bank’s ratable share (in proportion to the quotient of the amount of such paying Bank’s, Swap Bank’s or Physical Trade Bank’s required repayment to over the total amount so recovered from the purchasing Bank, Swap Bank or Physical Trade Bank) of any interest or other amount paid or payable by the purchasing Bank, Swap Bank or Physical Trade Bank in respect of the total amount so recovered. The Borrower agrees that any Bank, Swap Bank or Physical Trade Bank so purchasing a participation from another Bank, Swap Bank or Physical Trade Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09 of the Credit Agreement) with respect to such participation as fully as if such Bank, Swap Bank or Physical Trade Bank were the direct creditor of the Borrower in the amount of such participation. Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.01(b)(ii) and will in each case notify the Banks, Swap Banks and Physical Trade Banks following any such purchases or repayments.

(iii) The provisions of Sections 2.01(b)(ii) and 2.01(f) shall not apply to Payments to the Banks with respect to interest on the Loans, L/C Borrowings, Physical Trade Obligations (if any), Swap Obligations (if any) or fees payable pursuant to Sections 2.09 and 3.08 of the Credit Agreement.

(iv) For purposes of applying the provisions of Sections 2.01(b)(ii) and 2.01(f), the Adjusted Pro Rata Share shall be calculated initially as soon as practicable after the date of the applicable event giving rise to the allocation of funds pursuant to Section 2.01(a) and, thereafter shall be recalculated from time to time pursuant to Section 2.01(f). Such recalculations shall (A) in all cases, except the recalculation pursuant to Section 2.01(f) as of the Final Date, be made in accordance with the definition of Adjusted Pro Rata Share, but shall be made (1) as of the date of such recalculation, and (2) solely to give effect to (x) increases and decreases in any Permitted SPT Bank Close-Out Amounts as a result of fluctuations in market values and interest rates and (y) new Loans and L/C Obligations under the Borrowing Base Line arising on or after the date of the applicable event giving rise to the allocation of funds pursuant to Section 2.01(a), to the extent such new Loans or L/C Obligations have been consented to by the Required Banks without regard to the application of Payments pursuant to Section 2.01(b)(ii) or payments made pursuant to Section 2.01(f) and (B) in the case of the final recalculation as of the Final Date, be made in accordance with the definition of Adjusted Pro Rata Share but as of the date of such recalculation.

(c) At any time when funds are to be allocated pursuant to Section 2.01(a) of this Agreement, if any SPT Bank Close-Out Amount due to any Swap Bank or any Physical Trade Bank from the Borrower shall increase or decrease as a result of changes in market values or interest rates the following provisions shall apply.

(i) In the event of any such increase, nothing contained herein shall modify or impair any right of such Swap Bank to terminate its Swap Contract or such Physical Trade Bank to terminate its Physical Trade Contract or exercise any other rights or remedies available to it, and any such Swap Bank or Physical Trade Bank may also, in its sole discretion from time to time, notify the Agent of such increase, who shall promptly notify the Banks of such increase. If all Banks determine in their sole discretion to approve a Loan to the Borrower for the purpose of providing cash collateral in the amount of such increase to such Swap Bank or Physical Trade Bank, then all such Banks shall make such Loan in such amount which shall be disbursed to such Swap Bank or Physical Trade Bank and the Swap Bank or Physical Trade Bank shall apply the proceeds of such Loan to the cash collateralization of the obligations under the relevant Swap Contract or Physical Trade Contract; provided that (A) the payment of such funds to the Swap Bank or Physical Trade Bank for use as such cash collateral shall be deemed not to constitute a Payment hereunder, and (B) no such Loan shall, without consent of all the Banks, cause the sum of the Effective Amounts of all outstanding Loans plus L/C Obligations to exceed the Total Committed Line Portions or the Borrowing Base Advance Cap.

(ii) Each Swap Bank or Physical Trade Bank shall, at the Agent’s request, notify the Agent not later than five (5) Business Days after such request of its SPT Bank Close-Out Amount as of the date of the applicable event giving rise to the allocation of funds pursuant to Section 2.01(a) and at all times when funds are to be allocated pursuant to Section 2.01(a) not later than five (5) Business Days after the end of each month of the amount of its SPT Bank Close-Out Amount and the components thereof as of the last Business Day of such month.

(d) If an Event of Default occurs, the Agent shall, if instructed by Required Banks in their sole discretion, notify any or all of the Swap Banks to terminate any or all Swap Contracts, exercise the right to draw under any letter of credit supporting payment of the Borrower’s Obligations under the Swap Contracts or realize on collateral held by such Swap Banks for such Obligations, or any combination of such rights and remedies. Each of the Swap Banks shall, on the next Business Day after receipt of such notice, or on such later Business Day as is set forth in such notice, terminate all or any of its Swap Contracts and exercise such other remedies, all as set forth in such notice, except if prohibited from doing so by applicable law or court order. The foregoing shall not limit the right of any Swap Bank to terminate any or all Swap Contracts to the extent permitted by its Swap Contracts prior to receipt of such notice.

(e) If an Event of Default occurs, the Agent shall, if instructed by Required Banks in their sole discretion, notify any or all of the Physical Trade Banks to terminate any or all Physical Trade Contracts, exercise the right to draw under any letter of credit supporting payment of the Borrower’s Obligations under the Physical Trade Contracts or realize on collateral held by such Physical Trade Banks for such Obligations, or any combination of such rights and remedies. Each of the Physical Trade Banks shall, on the next Business Day after receipt of such notice, or on such later Business Day as is set forth in such notice, terminate all or any of its Physical Trade Contracts and exercise such other remedies, all as set forth in such notice, except if prohibited from doing so by applicable law or court order. The foregoing shall not limit the right of any Physical Trade Bank to terminate any or all Physical Trade Contracts to the extent permitted by its Physical Trade Contracts prior to receipt of such notice.

(f) Each Swap Bank and Physical Trade Bank shall promptly notify the Agent, within one (1) Business Day following the Agent’s request from time to time, of the SPT Bank Close-Out Amount due to such Swap Bank or such Physical Trade Bank on a particular date. The Agent shall, upon request of any Bank, notify the Banks each week of the gross and net SPT Bank Close-Out Amount due to each Swap Bank and each Physical Trade Bank. The Agent shall, at the request of any Bank (but not more than one time each month unless the Agent consents to do so) and promptly after the date of termination of all Swap Contracts and all Physical Trade Contracts which are counted for purposes of determining SPT Bank Close-Out Amounts (the “Final Date”), recalculate the Adjusted Pro Rata Share as provided in Section 2.01(b)(iv). In the case of the recalculation as of the Final Date, only, the Agent shall notify the Banks, Swap Banks and Physical Trade Banks as to any adjustment in prior payments and distributions to them as a result of such recalculation. Each Bank, Swap Bank and Physical Trade Bank shall promptly upon receipt of such notice pay to the Agent for distribution to the other Banks, Swap Banks and Physical Trade Banks such amounts, if any, as shall be specified in each such notice. Such calculations and adjustments shall be conclusive in the absence of manifest error.

(g) [RESERVED].

(h) If, in accordance with the provisions hereof, the Agent recalculates the Adjusted Pro Rata Share more than once in any calendar month, the Borrower shall, upon the Agent’s request, immediately pay an administrative fee for the account of the Agent in an amount equal to $2,500 for each such recalculation more than once in any calendar month.

(i) In order to qualify as a Swap Bank Close-Out Amount under a Swap Contract, such Swap Contract must provide for calculation of payments due on or as of an “early termination date” or its equivalent or upon or as of a “termination date” or its equivalent on the basis of Market Quotations (as defined in the applicable ISDA Master Agreement) or its equivalent. If (i) any Swap Bank receives notice that an event has occurred that results in funds being allocated pursuant to Section 2.01 of this Agreement and thereafter enters into any new Swap Contract or amendment of any Swap Contract without consent of the Required Banks or (ii) any Swap Bank receives notice from the Administrative Agent or otherwise on behalf of the Required Banks following the declaration of an Event of Default to terminate any or all Swap Contracts, but fails to immediately do so, then unless otherwise agreed by the Required Banks, any increases in the Swap Bank Close-Out Amount owing to any Swap Bank resulting therefrom shall be excluded in calculating Swap Bank Close-Out Amounts.

(j) In order to qualify as a Physical Trade Bank Close-Out Amount under a Physical Trade Contract, such Physical Trade Contract must provide for calculation of payments due on an “early termination date” or its equivalent or upon a “termination date” or its equivalent on the basis of Market Quotations (as defined in the applicable ISDA Master Agreement) or its equivalent. If (i) any Physical Trade Bank shall receive notice that an event has occurred that would cause funds to be allocated pursuant to Section 2.01 of this Agreement, and thereafter shall enter into any new Physical Trade Contract or amendment of any Physical Trade Contract without consent of the Required Banks or (ii) any Physical Trade Bank shall receive notice from the Required Banks following the declaration of an Event of Default to terminate any or all Physical Trade Contracts, but fails to immediately do so, then unless otherwise agreed by the Required Banks, any increases in the Physical Trade Bank Close-Out Amount owing to any Physical Trade Bank resulting therefrom shall be excluded in calculating Physical Trade Bank Close-Out Amounts.

(k) Each Bank, Swap Bank and Physical Trade Bank party hereto hereby acknowledges and agrees that the security interests granted in favor of the Collateral Agent for the benefit of the Secured Parties are subject in right of priority to each Cross-Affiliate Netting Lien and that proceeds of any Collateral pledged by the Borrower to a Cross-Affiliate Creditor pursuant to a Cross-Affiliate Netting Lien shall be distributed first to the applicable Cross-Affiliate Creditor with the remainder, if any, being distributed as provided in Section 2.01(b)(i) hereof.

(l) Each SPT Bank party to this Agreement hereby appoints and authorizes the each of the Collateral Agent and the Administrative Agent to take such action as agent on its behalf pursuant to the terms of Section 10 of the Credit Agreement and to exercise such powers as are delegated to such Agent under Section 10 of the Credit Agreement pursuant to the terms thereof.

2.02 [RESERVED].

2.03 Swap Banks.

(a) All payments required to be made to or by any Swap Bank pursuant to the provisions of Section 2.01 hereof or pursuant to any participation purchased or sold under Section 2.01 hereof shall be paid to or by the Bank that is the Affiliate of such Swap Bank. Each such Bank irrevocably and unconditionally agrees to pay such obligations of the Swap Bank that is its Affiliate. Each of the Banks shall also cause its affiliated Swap Bank to comply with all provisions of Section 2.01 hereof.

(b) Each Swap Bank that is an Affiliate of a Bank hereby appoints the Agent as its agent for purposes of the Security Agreements; provided that, (i) no Swap Bank shall have any right, remedy or claim of any nature against the Agent, all of which are released; provided that, such release shall not affect any claim of the Bank which is an Affiliate of such Swap Bank under Section 2.03(a) hereof, and (ii) each Swap Bank shall be entitled to recover only from its Affiliate Bank any amount to which it may be entitled hereunder and under the Security Agreement.

2.04 Physical Trade Banks.

(a) All payments required to be made to or by any Physical Trade Bank pursuant to the provisions of Section 2.01 hereof or pursuant to any participation purchased or sold under Section 2.01 hereof shall be paid to or by the Bank that is the Affiliate of such Physical Trade Bank. Each such Bank irrevocably and unconditionally agrees to pay such obligations of the Physical Trade Bank that is its Affiliate. Each of the Banks shall also cause its affiliated Physical Trade Bank to comply with all provisions of Section 2.01 hereof.

(b) Each Physical Trade Bank that is an Affiliate of a Bank hereby appoints the Agent as its agent for purposes of the Security Agreements provided that (i) no Physical Trade Bank shall have any right, remedy or claim of any nature against the Agent, all of which are released, provided that such release shall not affect any claim of the Bank which is an Affiliate of such Physical Trade Bank under Section 2.04(a) hereof, and (ii) each Physical Trade Bank shall be entitled to recover only from its Affiliate Bank any amount to which it may be entitled hereunder and under the Security Agreement.

ARTICLE III

MISCELLANEOUS

3.01 Amendments and Waivers.

(a) No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by a party therefrom, shall be effective unless the same shall be in writing signed by all the parties hereto, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, any such amendment or waiver may be effected without the consent of the Borrower so long as the Borrower is not directly affected thereby.

(b) No party shall have any duty to disclose any financial or other information available to it to any other party, except as expressly provided herein.

3.02 Notices.

(a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission) and mailed, faxed or delivered, to the address or facsimile number specified in the Credit Agreement; or to such other address as shall be designated by such party in a written notice to the other parties.

(b) All such notices, requests and communications shall, when transmitted by mail, overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

3.03 No Waiver; Cumulative Remedies. No failure by any party hereto to exercise and no delay by such Person in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

3.04 Payments Set Aside. To the extent that the Borrower makes a payment to the Agent, any Bank, any Swap Bank or any Physical Trade Bank, or Agent, any Bank, any Swap Bank or any Physical Trade Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Person in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any debtor relief law or otherwise, then (a) to the extent of such recovery, the obligation or part to such Person originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank, Swap Bank and Physical Trade Bank severally agrees to pay to such Person upon demand its applicable share of any amount so recovered from or repaid by such Person which such Person had paid to such Bank, Swap Bank or Physical Trade Bank, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

3.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in Section 11.07 of the Credit Agreement, except that (a) Borrower may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of all Banks, (b) no Bank shall assign its rights or obligations hereunder except to a Bank, and (c) no Swap Bank or Physical Trade Bank shall assign its rights or obligations hereunder except to a Bank or an Affiliate of a Bank which agrees to be bound hereby pursuant to an agreement satisfactory to the Agent.

3.06 Integration. This Agreement comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

3.07 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

3.08 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

3.09 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of, the Collateral Agent, the Administrative Agent, the Banks, the Swap Banks and the Physical Trade Banks and their permitted successors and assigns, and no other Person (including, without limitation, the Borrower) shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

3.10 Survival, etc.

(a) All covenants and agreements contained herein shall survive the execution and delivery hereof.

(b) The terms of this agreement shall survive and shall continue in full force and effect in any bankruptcy or other proceeding referred to in Section 9.01(e) and (f) of the Credit Agreement. References to the Borrower herein shall include the Borrower as a debtor and debtor in possession and any receiver or trustee appointed in any such proceeding.

(c) No party shall have any right to terminate its obligations hereunder except if (i) all Obligations to such party shall have been indefeasibly paid in full and (ii) such party releases all of its rights in and liens on the Collateral and rights hereunder.

(d) All rights, interests, agreements and obligations of the party hereto shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Loan Documents, Swap Contract, Physical Trade Contract or Obligations or validity or perfection of any liens thereunder;

(ii) except as otherwise set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Loan Document, Swap Contract, Physical Trade Contract or Obligation;

(iii) any release or subordination of any security interest in any Collateral or any other collateral, any substitution of collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of any such security interest.

(iv) any other circumstances which otherwise might constitute a defense available to, or a discharge or, the obligations under this Agreement.

3.11 GOVERNING LAW AND JURISDICTION.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE STATE COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, AGENT, EACH SWAP BANK AND EACH PHYSICAL TRADE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, AGENT, EACH BANK, SWAP BANK AND EACH PHYSICAL TRADE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT.

3.12 WAIVER OF JURY TRIAL. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

3.13 ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES RELATING TO ITS SUBJECT MATTER, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

3.14 Intercreditor Agreement. Each party hereto agrees that it shall take no action to terminate its obligations under this Agreement and will otherwise be bound by and take no actions contrary to this Agreement; provided that the foregoing shall not limit or impair the right of any Bank to assign its rights and delegate its obligations arising under the Credit Agreement pursuant to Section 11.08 of the Credit Agreement.

3.15 SPT CONTRACTS. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CREATING ON BEHALF OF ANY SPT BANK AN OBLIGATION OF ANY KIND TO ENTER INTO AN SPT CONTRACT AT ANY TIME.

3.16 Joinder. From and after the date hereof, any entity that would qualify as an SPT Bank (as defined in the Credit Agreement) upon becoming a party to this Agreement, shall join this Agreement by executing an Intercreditor Agreement Addendum in the form attached hereto as Exhibit A.

3.17 Effect of Amendment and Restatement. On the Closing Date, the Existing Intercreditor Agreement shall be amended, restated and superseded in its entirety by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BNP PARIBAS,
as Agent

By:	/s/ RICK WERNLI
	Name:	Rick Wernli
	Title:	Director

By:	/s/ ANDREW STRATOS
	Name:	Andrew Stratos
	Title:	Vice President

BNP PARIBAS, as Swing Line Bank, a Bank, an Issuing Bank and as a
Swap Bank

By:	/s/ RICK WERNLI
	Name:	Rick Wernli
	Title:	Director

By:	/s/ ANDREW STRATOS
	Name:	Andrew Stratos
	Title:	Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

BNP PARIBAS ENERGY TRADING GP,
as a Physical Trading Bank

By:	/s/ DONALD W. BLACK
	Name:	Donald W. Black
	Title:	Managing Director

By:	/s/ LLOYD JACKSON
	Name:	Lloyd Jackson
	Title:	Managing Director

[Signature Page for Third Amended and Restated Intercreditor Agreement]

SOCIÉTÉ GÉNÉRALE, as a Bank, an Issuing Bank,
a Swap Bank and a Physical Trade Bank

By:	/s/ CHAD CLARK
	Name:	Chad Clark
	Title:	Managing Director

[Signature Page for Third Amended and Restated Intercreditor Agreement]

THE ROYAL BANK OF SCOTLAND plc,
as a Bank

By:	/s/ BRIAN D. WILLIAMS
	Name:	Brian D. Williams
	Title:	Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Bank and
a Swap Bank

By:	/s/ MICHEL KERMARREC
	Name:	Michel Kermarrec
	Title:	Vice-President

By:	/s/ ZALI WIN
	Name:	Zali Win
	Title:	Managing Director

[Signature Page for Third Amended and Restated Intercreditor Agreement]

NATIXIS, acting through its New York Branch,
as a Bank, Issuing Bank and Swap Bank

By:	/s/ DAVID PERSHAD
	Name:	David Pershad
	Title:	Managing Director

By:	/s/ VINCENT LAURAS
	Name:	Vincent Lauras
	Title:	Senior Managing Director

[Signature Page for Third Amended and Restated Intercreditor Agreement]

BROWN BROTHERS HARRIMAN & CO.,
as a Bank

By:	/s/ MICHAEL L. VELLUCCI
	Name:	Michael L. Vellucci
	Title:	Senior Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

COOPERATIEVE CENTRALE RAIFFEISEN -
BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH, a Netherlands banking cooperative licensed as a branch in the State of New York, as a Bank and a Swap Bank

By:	/s/ BRETT DELFINO
	Name:	Brett Delfino
	Title:	Executive Director

By:	/s/ EVA RUSHKEVICH
	Name:	Eva Rushkevich
	Title:	Executive Director

[Signature Page for Third Amended and Restated Intercreditor Agreement]

LLOYDS TSB BANK PLC, as a Bank

By:	/s/ JULIA R. FRANKLIN
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

By:	/s/ KAREN WEICH
	Name:	Karen Weich
	Title:	Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

DZ BANK AG DEUTSCHE ZENTRAL-
GENOSSENSCHAFTSBANK,
FRANKFURT AM MAIN, as a Bank

By:	/s/ JOHN COUSSA
	Name:	John Coussa
	Title:	Senior Vice President

By:	/s/ NICOLAS VON PFLUG
	Name:	Nicolas von Pflug
	Title:	Senior Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

TRUSTMARK NATIONAL BANK, as a Bank

By:	/s/ JEFF DEUTSCH
	Name:	Jeff Deutsch
	Title:	Senior Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

CONSENTED AND AGREED TO:

ATMOS ENERGY MARKETING, LLC

By:	/s/ RONALD W. BAHR
	Name:	Ronald W. Bahr
	Title:	Senior Vice President

[Signature Page for Third Amended and Restated Intercreditor Agreement]

EXHIBIT A TO

INTERCREDITOR AGREEMENT

THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT ADDENDUM

Reference is made to the THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of December 8, 2010 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), among BNP PARIBAS, a bank organized under the laws of France, in its capacity as Collateral Agent (together with its successors and assigns in such capacity, the “Agent”) for the Banks, Swap Banks, Physical Trade Banks and each other financial institution from time to time party thereto. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used herein as therein defined.

Upon execution and delivery of this Addendum, the undersigned shall, pursuant to Section 3.16 of the Agreement and to the extent that the undersigned otherwise qualifies as an SPT Bank under the Credit Agreement, become an SPT Bank under the Agreement effective as of the date hereof, with the maximum close out amounts set forth in Schedule 1 hereto; provided that each close-out amount listed on Schedule 1 hereto shall not be greater than the largest maximum amount listed in the applicable column of the table of close-out amounts set forth under the definition of “Permitted SPT Bank Close-Out Amounts” and if any amount on Schedule 1 hereto exceeds such amount, such amount set forth in Schedule 1 will be reduced by the required amount so that such amount matches the largest maximum amount listed in such table. The table of close-out amounts set out under the definition of “Permitted SPT Bank Close-Out Amounts” shall be updated, as of the date hereof, to reflect the new SPT Bank and its maximum close-out amounts as set forth on Schedule 1 subject to the foregoing limitations.

THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned hereto has caused this Addendum to be duly executed and delivered by its proper and duly authorized officer as of this      day, of             , 200  .

[NAME OF NEW SPT BANK]

By:
Name:
Title:

[Signature Page to Intercreditor Agreement Addendum]

ACCEPTED AND AGREED:

BNP PARIBAS, as Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE 1 TO

INTERCREDITOR ADDENDUM

SPT Bank (and its SPT Bank Affiliates, in the aggregate)	Maximum Swap Bank Close-Out Amount	Maximum Physical Trade Bank Close- Out Amount	Maximum SPT Bank Close- Out Amount